                                                               EXHIBIT 10.6

                              PARTICIPATE.COM, INC.

                        FOUNDER'S STOCK VESTING AGREEMENT


         THIS FOUNDER'S STOCK VESTING AGREEMENT (this "AGREEMENT") is made and entered into as of September 17, 1999 by and between Participate.com, Inc., a Delaware corporation (the "COMPANY"), and Alan K. Warms, an individual (the "FOUNDER").

         In consideration of the mutual covenants and representations set forth in this Agreement, the Company and the Founder agree as follows:

         1. ISSUANCE OF STOCK. Pursuant to that certain Contribution Agreement dated September 13, 1999, the Company has agreed to issue the Founder an aggregate of 2,901,025 shares of the Company's Common Stock ("FOUNDER'S STOCK"), subject to the terms of this Agreement.

         2. RESTRICTIONS. The Founder's Stock shall be subject to the following restrictions:

                  (a) FORFEITURE OF FOUNDER'S STOCK. In the event that the Founder (i) voluntarily terminates his employment and services to the Company (other than by reason of his death or disability) or (ii) is terminated by the Company for "cause" (defined below), before all of the Founder's Stock is vested, the Founder shall forfeit a portion of his Founder's Stock based on the Forfeiture Ratio (as defined in subsection (b)). Such forfeiture shall be effected upon written notice by the Company to the Founder or the Founder's executor (with a copy to the Escrow Holder). Upon delivery of such notice, the Company shall become the legal and beneficial owner of the forfeited Founder's Stock and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the Founder's Stock that is forfeited to the Company. For the purposes of this Section 2, "Cause" is defined as (i) conviction of a crime that has a material effect on the business of the Company or (ii) commitment of an act of gross or willful negligence (in which case the Founder will have a period of thirty (30) days to cure such negligence, and the three quarters of the Board of Directors of the Company must vote in concurrence that such act has occurred and has not been timely cured). In the event Founder's employment by and/or services with the Company terminates for any other reason, the Founder's Stock shall be vested in full and shall no longer be subject to forfeiture pursuant to this Agreement.

                  (b) FORFEITURE RATIO. For purposes of Section 2, the Forfeiture Ratio is a fraction, the numerator of which is 36-X, where X equals the number of months that have elapsed since the date of this Agreement, and the denominator of which is 48.

                  (c) TRANSFER OF THE FOUNDER'S STOCK. Neither the unvested portion of the Founder's Stock nor any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any manner until the Founder's Stock is fully vested in accordance with the provisions of this Agreement.

         3. FOUNDER REPRESENTATIONS. The Founder represents to the Company the following:

                  (a) The Founder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. The Founder is acquiring these securities for investment for the Founder's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                  (b) The Founder understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Founder's investment intent as expressed herein. In this connection, the Founder understands that, in view of the Securities and Exchange Commission, the statutory basis for such exemption may not be present if the Founder's representations meant that the Founder's present intention was to hold these securities for a minimum capital gains period under the tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

                  (c) The Founder further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Founder further acknowledges and understands that the Company is under no obligation to register the securities. The Founder understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

         4. STOCK CERTIFICATE LEGENDS. The stock certificates evidencing the Founder's Stock issued hereunder shall be endorsed with the following legends:

                  (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                  (b) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                  (c) Any legend required by any applicable state securities laws.

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         5. MARKET STAND-OFF AGREEMENT. The Founder hereby agrees, if so requested by the managing underwriters in such offering, that, without the prior written consent of such managing underwriters, the Founder will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of or make a distribution of any capital stock of the Company held by or on behalf of the Founder or beneficially owned by the Founder in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the date of the final prospectus relating to the Company's initial public offering.

         6.       ESCROW OF SHARES.

                  (a) To ensure the availability for delivery of the Founder's Stock upon forfeiture to the Company, the Founder shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the unvested portion of the Founder's stock, together with the Assignment Separate from Certificate (the "Stock Assignment") duly endorsed in blank, attached hereto as EXHIBIT A. The unvested portion of the Founder's Stock and Stock Assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as EXHIBIT B hereto, until such time as such shares are no longer subject to forfeiture pursuant to subsection 2(a) above.

                  (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow and while acting in good faith and in the exercise of its judgment.

                  (c) When and as the Founder's Stock is no longer subject to forfeiture, upon Founder's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Company or the Founder, as the case may be.

                               (i) Subject to the terms hereof, the Founder
shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of this Agreement, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Founder is entitled by reason of the Founder's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement.

         7. TAX CONSEQUENCES. The Founder has reviewed with the Founder's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Founder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Founder understands that the Founder (and not the Company) shall be responsible for the Founder's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Founder understands that in connection with the shares the Founder receives pursuant to the Contribution Agreement, the Founder may recognize ordinary income under Section 83 of the Internal Revenue Code of 1986, as amended (the
"Code"), on the difference between the fair market value of the Founder's
Stock issued to the Founder as of the date any restrictions on the Founder's Stock lapses, and the value of the Founder's "Equity Interest" (within the meaning of the Contribution Agreement) as of the date of this Agreement. The Founder understands that if and to the extent Section 83 applies to such Founder's stock, the Founder may elect to be taxed at the time the Founder's Stock is issued rather than when and as the forfeiture provisions expire by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of issuance.

                  THE FOUNDER ACKNOWLEDGES THAT IT IS THE FOUNDER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE FOUNDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF.

         8.       GENERAL PROVISIONS.

                  (a) This Agreement shall be governed by the laws of the State of Delaware as they apply to contracts entered into and wholly to be performed in such state. This Agreement represents the entire agreement between the parties with respect to the issuance of the Founder's Stock and may only be modified or amended in writing signed by the parties.

                  (b) With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive personal jurisdiction of, and venue in, the state courts of Delaware.

                  (c) Any notice, demand or request required or permitted to be given by either the Company or the Founder pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

                  (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

                  (e) The Founder agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

                  (f) The Founder has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

                                                        PARTICIPATE.COM, INC.
                                                        a Delaware corporation



                                                        ------------------------
                                                        Alan K. Warms, President



                                                        FOUNDER



                                                        ------------------------
                                                        Alan K. Warms

                                   EXHIBIT A
                      ASSIGNMENT SEPARATE FROM CERTIFICATE


         FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto _________________________________________________
(__________) shares of Common Stock of Participate.com, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint Wilson, Sonsini, Goodrich & Rosati, attorney, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

         This Stock Assignment may be used only in accordance with the Stock Purchase Agreement between Participate.com, Inc. and the undersigned dated ______________, _____.

Dated: ____________________, _______



                                           ___________________________________
                                           (to be signed exactly as name is to
                                           appear on stock certificate)

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                                    EXHIBIT B

                            JOINT ESCROW INSTRUCTIONS

                                                           _____________, 199___

         John V. Roos
         Escrow Agent
         C/O Wilson Sonsini Goodrich & Rosati
         650 Page Mill Road
         Palo Alto, CA  93404

         Dear Escrow Agent:

         As Escrow Agent for both Participate.com, Inc., a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Stock Purchase Agreement (the "Agreement") between the Company and the undersigned, in accordance with the following instructions:

         1. In the event of a forfeiture of a portion of Purchaser's stock pursuant to the terms of the Agreement, the Company shall give to Purchaser and you a written notice thereof. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

         4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to forfeiture pursuant to the Agreement. Within 90 days after cessation of Purchaser's employment by or services with the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not forfeited to the Company or its assignees pursuant to the Agreement.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

         6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

                  COMPANY:          Participate.com, Inc.
                                    945 West George Street, Third Floor
                                    Chicago, IL 60657-5007


                  PURCHASER:        ---------------------------
                                    ---------------------------
                                    ---------------------------

                  ESCROW AGENT:     Escrow Agent
                                    Wilson Sonsini Goodrich & Rosati
                                    650 Page Mill Road
                                    Palo Alto, CA 94304

         16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

         18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

                                                  Very truly yours,


                                                  PARTICIPATE.COM, INC.


                                                  By:
                                                     ---------------------------
                                                  Title:
                                                        ------------------------


                                                  PURCHASER


                                                  ------------------------------
                                                  (Signature)

                                                  ------------------------------
                                                  (Print or type name)



     ESCROW AGENT:

     ---------------------------------------
     John V. Roos